UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
 (Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2011

Item 1. Schedule of Investments.

Tortoise North American Energy Corporation
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2011
	Shares	Fair Value
Master Limited Partnerships and Related Companies — 124.1%(1)
Crude/Refined Products Pipelines — 38.7%(1)
United States — 38.7%(1)
Buckeye Partners, L.P.(2)	162,100	$10,209,058
Enbridge Energy Management, L.L.C.(2)(3)	173,800	4,786,462
Enbridge Energy Partners, L.P.(2)	158,600	4,520,100
Holly Energy Partners, L.P.(2)	73,300	3,716,310
Kinder Morgan Management, LLC(2)(3)	180,295	10,907,850
Magellan Midstream Partners, L.P.(2)	144,300	8,653,671
NuStar Energy L.P.(2)	96,400	5,706,880
Oiltanking Partners, L.P.	17,415	417,786
Plains All American Pipeline, L.P.(2)	107,600	6,523,788
Sunoco Logistics Partners L.P.(2)	37,900	3,249,925
Tesoro Logistics LP(2)	19,350	452,983
		59,144,813

Natural Gas/Natural Gas Liquids Pipelines — 45.7%(1)
United States — 45.7%(1)
Boardwalk Pipeline Partners, LP(2)	291,200	7,309,120
Duncan Energy Partners L.P.	9,351	397,605
El Paso Pipeline Partners, L.P.(2)	190,700	7,015,853
Energy Transfer Equity, L.P.(2)	140,100	5,357,424
Energy Transfer Partners, L.P.(2)	204,200	9,201,252
Enterprise Products Partners L.P.(2)(4)	296,100	12,480,615
Niska Gas Storage Partners LLC	67,100	850,828
ONEOK Partners, L.P.(2)	133,000	5,780,180
PAA Natural Gas Storage, L.P.	69,218	1,252,154
Regency Energy Partners LP(2)	412,000	9,838,560
Spectra Energy Partners, LP(2)	128,000	3,718,400
TC PipeLines, LP(2)	74,400	3,243,840
Williams Partners L.P.(2)	61,700	3,342,906
		69,788,737
Natural Gas Gathering/Processing — 15.0%(1)
United States — 15.0%(1)
Chesapeake Midstream Partners, L.P.(2)	48,600	1,354,482
Copano Energy, L.L.C.(2)	207,900	6,740,118
Crestwood Midstream Partners LP	1,000	25,560
Crestwood Midstream Partners LP (3)(5)	84,191	2,084,569
DCP Midstream Partners, LP(2)	51,500	1,996,655
MarkWest Energy Partners, L.P.(2)	114,900	5,520,945
Targa Resources Partners LP(2)	151,200	5,186,160
Western Gas Partners LP	1,000	36,320
		22,944,809

Oil and Gas Exploitation and Production — 20.6%(1)
United States — 20.6%(1)
Breitburn Energy Partners L.P.(2)	136,400	2,522,036
Encore Energy Partners LP(2)	132,100	2,620,864
EV Energy Partners, L.P.(2)	124,700	8,589,336
Legacy Reserves, LP(2)	120,600	3,323,736
Linn Energy, LLC(2)	264,900	10,026,465
Pioneer Southwest Energy Partners L.P.(2)	150,900	4,318,758
		31,401,195
Propane Distribution — 2.9%(1)
United States — 2.9%(1)
Inergy, L.P.(2)	158,100	4,483,716

Shipping — 1.2%(1)
Republic of the Marshall Islands — 1.2%(1)
Teekay LNG Partners L.P.(2)	53,500	1,803,485

Total Master Limited Partnerships and
Related Companies (Cost $124,831,144)		189,566,755

Common Stock — 6.0%(1)
Shipping — 6.0%(1)
Republic of the Marshall Islands — 6.0%(1)
Golar LNG Partners LP	37,000	951,270
Navios Maritime Partners L.P.	228,748	3,625,656
Teekay Offshore Partners L.P.(2)	170,400	4,580,352

Total Common Stock (Cost $7,483,342)		9,157,278
Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
Fidelity Institutional Money Market Portfolio - Class I, 0.11%(6) (Cost $210,742)	210,742	210,742

Total Investments — 130.3%(1) (Cost $132,525,228)		198,934,775
Interest Rate Swap Contracts - (0.1%)(1)
$25,000,000 notional - Unrealized Depreciation		(101,322)
Other Assets and Liabilities — (30.2%)(1)		(46,112,855)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$152,720,598

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) All or a portion of the security is segregated as collateral for the margin borrowing facility.
(3) Security distributions are paid-in-kind.
(4) All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(5) Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $2,084,569, which represents 1.4% of net assets.
(6) Rate reported is the current yield as of August 31, 2011.

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2011. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2011	Level 1	Level 2	Level 3
Assets Equity Securities:
Common Stock(a)	$9,157,278	$9,157,278	$-	$-
Master Limited Partnerships and Related Companies(a)	189,566,755	187,482,186	2,084,569	-
Total Equity Securities	198,724,033	196,639,464	2,084,569	-
Other:
Short-Term Investment(b)	210,742	210,742	-	-
Total Other	210,742	210,742	-	-
Total Assets	$198,934,775	$196,850,206	$2,084,569	$-
Liabilities Interest Rate Swap Contracts	$101,322	$-	$101,322	$-
Total	$198,833,453	$196,850,206	$1,983,247	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2011.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels for the period from December 1, 2010 through August 31, 2011.

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors.  The table below shows the shares, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at August 31, 2011.

Investment Security		Number of Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value Per Share	Fair Value as Percent of Net Assets
Crestwood Midstream Partners LP	Unregistered Class C Units	84,191	04/01/11	$2,000,009	$2,084,569	$24.76	1.4%

The carrying value per unit of unrestricted common units of Crestwood Midstream Partners LP was $30.37 on February 18, 2011, the date of the purchase agreement and the date an enforceable right to acquire the restricted Crestwood Midstream Partners LP units was obtained by the Company.

As of August 31, 2011, the aggregate cost of securities for federal income tax purposes was $121,320,108.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $78,203,416, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $588,749 and the net unrealized appreciation was $77,614,667.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise North American Energy Corporation

Date: October 26, 2011	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise North American Energy Corporation

Date: October 26, 2011	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Tortoise North American Energy Corporation

Date: October 26, 2011	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Financial Officer